SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement	☐	Confidential, for Use of the Com Only (as permitted by Rule 14a.6)
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

TRIPLE-S MANAGEMENT CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date File:

TRIPLE-S MANAGEMENT CORPORATION
PO BOX 363628
SAN JUAN, PUERTO RICO 00936-3628

September 13, 2002

INVITATION TO THE SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Triple-S Management Corporation:

The Board of Directors invites you to the Special Meeting of Shareholders of Triple-S Management Corporation (Triple-S Management), which will take place on Sunday, October 13, 2002, at 9:00 a.m., in Rooms Ponce de León A, B and C of the Condado Plaza Hotel, at 999 Ashford Avenue, San Juan, Puerto Rico, in order to exclusively consider Resolution Number 1 and Resolution Number 2, explained in the Notice to Meeting attached hereto.

To consider the proposed amendments to the Articles of Incorporation and the By-Laws of Triple-S Management contained in Resolution Number 1 and Resolution Number 2 is the last step required in order to implement the Proposal approved in the Ordinary Annual Assembly, held on April 29, 2001.

As you may recall, the Proposal considers important aspects which affect Triple-S Management and its Shareholders. On one hand, the Proposal addresses the Triple-S Management’s need to increase the number of shareholders of Triple-S Management in order to enable a larger number of physicians and dentists to participate in corporate matters. On the other hand, the Proposal reflects the interest shared by many of our Shareholders to be able to transfer their shares to their family members and heirs, even though these family members and/or heirs are not be physicians or dentists. These fundamental objectives will be met once the amendments to the Articles of Incorporation and the By-laws of the Corporation are approved.

The reasons why these two resolutions should be approved, as well and the effect these amendments will have on our Shareholders, are discussed in detail in the Proxy Statement attached hereto.

In addition to the Notice of Meeting, we include the Proxy Statement with its Exhibits and the Form of Proxy of the Board of Directors. The Proxy Statement includes general information regarding the registration process for Shareholders and the Proxies for the Special Shareholders Meeting of Triple-S Management.

The Shareholders were notified through a letter dated April 23, 2002, pursuant to the requirements set forth in Section 12(g)(1) of the Securities and Exchange Act of 1934, that on April 26, 2002 Triple-S Management was registered with the Securities and Exchange Commission (“SEC”).

As a result, the Proxy Statement and the other documents attached herein, for the first time, have been prepared according to the requirements and in compliance with the applicable rules and regulations of the SEC, which, from that date, apply to Triple-S Management and its Shareholders. Therefore, the changes that you might notice when comparing the Proxy Statement and the other documents related to the Special Shareholders Meeting with those documents sent in previous years, reflect the requirements established in the SEC regulations. For example, we are not including the General Proxy which was sent in previous years to all the Shareholders.

It is very important that all of you are present at the Special Meeting and that you personally exercise your right to vote. However, if you cannot attend, we ask that you sign and date the Form of Proxy of the Board of Directors being solicited by the Board of Directors of Triple-S Management, and that you send it by fax at (787) 749-4191, or by mail to the following address:

OFFICE OF THE SECRETARY OF THE BOARD OF DIRECTORS
TRIPLE-S MANAGEMENT CORPORATION
PO BOX 363628
SAN JUAN, PUERTO RICO 00936-3628
Fax: (787) 749-4191
Attention: Dr. Jesús R. Sánchez-Colón
Secretary of the Board of Directors

The Shareholders may personally register their Proxies with the Office of the Secretary of Triple-S Management, situated on the sixth floor of the principal offices of the Triple-S Building, on 1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico, before the day set for the Special Meeting and during Triple-S Management’s office hours, Monday through Friday from eight in the morning (8:00 am) to four thirty in the afternoon (4:30 pm), except Saturdays, Sundays and holidays.

The Shareholders shall have the opportunity to personally register their Proxies in the Panama Room in the Condado Plaza Hotel, San Juan, Puerto Rico, on Saturday, October 12, 2002, from one o’clock (1:00 pm) until five in the afternoon (5:00 pm). Those Shareholders that do not register their Proxies before the day the Special Meeting takes place, will be able to register them on Sunday, October 13, 2002, from 7:30 a.m. until the Registry of Proxies is ordered to be closed.

In order to accelerate the process of computerized registration, attached is the Proxy of the Board of Directors, printed with the name and the number of shares registered in the name of each Shareholder. We are sure that this will contribute to the success of the Registry of Proxies.

The Board of Directors counts on your participation.

Sincerely,

Fernando J. Ysern-Borrás, MD
President of the Board of Directors

NOTICE OF MEETING FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SUNDAY, OCTOBER 13, 2002
PROXY STATEMENT FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SUNDAY, OCTOBER 13, 2002
MAILING DATE
REGISTER DATE
SOLICITATION OF PROXIES
METHOD OF SOLICITATION
IRREVOCABILITY OF PROXIES
SOLICITATIONS INDEPENDENT FROM THE SOLICITATION OF THE BOARD OF DIRECTORS
ISSUED AND OUTSTANDING VOTING SHARES
SHAREHOLDERS’ RIGHT TO VOTE
QUORUM
PRINCIPAL HOLDERS OF THE SHARES
MATTERS TO BE CONSIDERED
DISCUSSION OF THE MATTERS CONSIDERED BEFORE THE SHAREHOLDERS
PROPOSALS OF SHAREHOLDERS TO BE PRESENTED AT THE 2003 ANNUAL MEETING OF SHAREHOLDERS

TRIPLE-S MANAGEMENT CORPORATION
PO BOX 363628
SAN JUAN, PUERTO RICO 00936-3628

NOTICE OF MEETING FOR THE
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SUNDAY, OCTOBER 13, 2002

To the Shareholders of Triple-S Management Corporation:

Pursuant to Article 5-2 (Special Meetings) of the By-laws of Triple-S Management Corporation, the Board of Directors convenes a Special Meeting of Shareholders on Sunday, October 13, 2002, at 9:00 am, in the Ponce de León Rooms A, B and C of the Condado Plaza Hotel, on 999 Ashford Avenue, San Juan, Puerto Rico.

The Meeting will take place exclusively to consider the following:

1 -	RESOLUTION NUMBER 1

Presented by the Board of Directors in order to approve the amendments to the Articles of Incorporation of Triple-S Management Corporation, attached as Exhibit A to the Proxy Statement, which are required in order to implement the Proposal approved by the Shareholders in the Annual Shareholders’ Meeting held on April 29, 2001 to increase the shareholder base and to enable the spouse or the heirs of a Shareholder to be shareholders of Triple-S Management Corporation. The final approval of this Resolution Number 1 is subject to the approval by the Shareholders of Resolution Number 2.

2 -	RESOLUTION NUMBER 2

Presented by the Board of Directors in order to approve the amendments to the By-laws of Triple-S Management Corporation, attached as Exhibit B to the Proxy Statement, which are required in order to implement the Proposal approved by the Shareholders in the Annual Shareholders’ Meeting held on April 29, 2001 to increase the shareholder base and to enable the spouse or the heirs of a Shareholder to be shareholders of Triple-S Management Corporation. The final approval of this Resolution Number 2 is subject to the approval by the Shareholders of Resolution Number 1.

The Board of Directors has set the date of September 10, 2002, as the date to determine the Shareholders that have the right to be convened and to vote at the Special Meeting on October 13, 2002.

San Juan, Puerto Rico	By Order of the Board of Directors

September 13, 2002

Dr. Jesús R. Sánchez-Colón Secretary of the Board of Directors	Dr. Fernando J. Ysern-Borrás Chairman of the Board of Directors

We cordially invite all of our Shareholders to attend the Special Meeting of Triple-S Management. It is important that your shares be represented, regardless of the number of shares that you own. Even if you plan to be present at the meeting, you are urged to complete, sign, date and return the enclosed proxy promptly in the envelope provided.

TRIPLE-S MANAGEMENT CORPORATION
PO BOX 363628
SAN JUAN, PUERTO RICO 00936-3628

PROXY STATEMENT
FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SUNDAY, OCTOBER 13, 2002

To the Shareholders of Triple-S Management Corporation:

This Proxy Statement is furnished to the Shareholders of Triple-S Management Corporation (“Triple-S Management”) for the Special Shareholders’ Meeting (the “Special Meeting”), to be held on Sunday, October 13, 2002, at 9:00 am, in the Ponce de León Rooms A, B and C of the Condado Plaza Hotel, 999 Ashford Avenue, San Juan, Puerto Rico, or any postponement, recess, suspension or adjournment of said Special Meeting.

At the Special Meeting, the only matters to be considered are those mentioned in the Notice of Meeting sent on September 13, 2002 to all the Shareholders of Triple-S Management entitled to vote.

The Board of Directors of Triple-S Management solicits that you grant your proxy to the Board of Directors, the form or which is attached to this Proxy Statement. Therefore, we urge you to sign, date and return by fax to (787) 749-4191 or by mail at the following address:

OFFICE OF THE SECRETARY OF THE BOARD OF DIRECTORS
TRIPLE-S MANAGEMENT CORPORATION
PO BOX 363628
SAN JUAN, PUERTO RICO 00936-3628
Fax: (787) 749-4191
Attention: Dr. Jesús R. Sánchez-Colón
Secretary of the Board of Directors

The members of the Board of Directors, designated as proxies in the Form of Proxy, any one of them or their substitutes, will have the power and authority to vote with respect to all of the shares of capital stock of Triple-S Management of that Shareholder that grants the Proxy to the Board of Directors, who has the right to act and vote as if he/she would be present at the Special Meeting, or any postponement, recess, suspension or adjournment of said Special Meeting.

The Form of Proxy will not be valid unless it is signed by the Shareholder, and Triple-S Management receives it on time, before the Special Meeting. The Proxy solicited hereby may only be exercised at the Special Shareholders’ Meeting on October 13, 2002, and any postponement, recess, suspension or adjournment of said Special Meeting.

The Board of Directors pledges to vote all of the shares represented in every Proxy granted to the Board of Directors by any Shareholder. The vote will be exercised pursuant to the instructions received from the Shareholder granting the Proxy, if, in said Proxy, the Shareholder indicates whether he/she chooses to approve, disapprove or abstain from the matters that are exclusively under consideration at the Special Meeting.

The Board of Directors is not aware of any business that may properly come before the Special Meeting, other than the two matters indicated in this Proxy Statement. If an amount greater than three fourths (3/4) of the issued and outstanding shares of Triple-S Management are not present or represented at the Special Meeting, the Board of Directors intends to request a recess of the meeting and if deemed convenient, to convene the meeting at a later date, before the next Annual Shareholders’ Meeting, in order that the solicitation of proxies may continue, and the Shareholders may, on such date, finally consider and vote on the two matters on this Proxy Statement. The Board of Directors informs you that if any other matter, other than those indicated above, should properly come before the Special Meeting, the Board of Directors intends that proxies solicited hereby will be voted with respect to those other matters in accordance with the best judgment of the persons voting the proxies.

The Board of Directors request that the Shareholders complete the Form of Proxy attached herein. However, the Puerto Rico General Corporations Law of 1995, as amended, affords every shareholder of a corporation the right to be represented at a shareholder meeting by completing any document (proxy), if and when said document complies with the requirements set forth in said law. If a Shareholder signs a Form of Proxy without expressly designating the name of the proxyholder and sends it to Triple-S Management, said Proxy will be considered as having been granted in favor of the Board of Directors. These Proxies will be voted at the Special Meeting as indicated therein with regards to those matters mentioned in the Notice of Meeting.

The Special Meeting will take place in order to present and consider the matters indicated in the Notice of Meeting and this Proxy Statement.

MAILING DATE

On September 13, 2002, the Board of Directors of Triple-S Management will send this Proxy Statement with its Exhibits, the Notice of the Special Meeting and the Form of Proxy to the Shareholders entitled to vote at the Special Meeting.

REGISTER DATE

The Board of Directors has set September 10, 2002, as the date to determine which Shareholders have the right to receive notice of and vote at the Special Meeting.

SOLICITATION OF PROXIES

The solicitation of proxies is done by the Board of Directors of Triple-S Management. The solicitation of proxies will take place pursuant to the applicable requirements established in the Articles of Incorporation and the By-laws of Triple-S Management, as well as the applicable provisions of the Puerto Rico General Corporations Law and the Securities and Exchange Act of 1934 and the regulations thereunder.

As of the date of the mailing of this Proxy Statement, no director has given written notice to the Board of Directors that he/she intends to oppose any action taken or to be taken by the Board.

METHOD OF SOLICITATION

In addition to soliciting proxies by mail, the Board of Directors of Triple-S Management may solicit proxies in person, by phone, by fax or by any other means of communication.

The Board of Directors may also solicit proxies through employees or persons hired to do such work. These persons may visit the Shareholders of Triple-S Management in order to collect the Proxies and send them to the Office of the Secretary of the Board of Directors of Triple-S Management. If a Shareholder has not received the Notice of Meeting, the Proxy Statement nor any other document, these persons will give copies of said documents to such shareholders, will briefly explain the contents of the documents and will urge the shareholder to vote in favor of the positions favored by the Board of Directors.

The Corporation will pay the cost of the solicitation of proxies, which in its estimation may reach approximately seventy-five thousands dollars ($75,000).

IRREVOCABILITY OF PROXIES

The Shareholders have an unconditional right to revoke the Proxy at any time before it is voted. Any shareholder may revoke his/her proxy by giving written notice to the Secretary of the Board of Directors of Triple-S Management at the following address: Triple-S Management Corporation, PO Box 363628, San Juan, Puerto Rico, 00936-3628.

Any Shareholder of Triple-S Management who has revoked the Proxy and attends the Special Meeting may vote in person if he/she registers to vote. In addition, if a Shareholder attends and registers to vote at the Special Meeting, the Proxy which he/she might have granted to the Board or Directors will be automatically revoked, and the Shareholder will be free to vote in person according to his/her shares. A Proxy granted at a later date, will revoke a Proxy granted at an earlier date.

SOLICITATIONS INDEPENDENT FROM THE
SOLICITATION OF THE BOARD OF DIRECTORS

The Board of Directors informs its Shareholders that if they wish to conduct a proxy solicitation independent from the solicitation being conducted through this Proxy Statement and the Form of Proxy, they must comply with the requirements set forth in the Articles of Incorporation and By-laws of Triple-S Management, the Puerto Rico General Corporations Law and the Securities and Exchange Act of 1934 and the regulations thereunder.

ISSUED AND OUTSTANDING VOTING SHARES

Triple-S Management has only one class of common shares, each share entitled to one vote. As of September 10, 2002, there are voting shares of Triple-S Management issued and outstanding.

SHAREHOLDERS’ RIGHT TO VOTE

At the Special Meeting, each Shareholder will have as many votes as the amount of shares that are registered under his/her name in the corporate books of Triple-S Management.

The right to vote at the Special Meeting may be exercised in person or by Proxy. No authorization to vote will be valid unless it is issued with the signature of the Shareholder and it is received before the Proxy Registry is ordered to be closed at the Special Meeting.

The Articles of Incorporation and the By-laws of Triple-S Management expressly prohibit cumulative voting.

QUORUM

Pursuant to Article 5-5 of the By-laws of Triple-S Management, a majority of voting shares issued and outstanding at the time the Special Meeting is set to begin will constitute quorum. In terms of the percentage of issued and outstanding voting shares, this means that at 9:00 a.m. fifty percent plus one (50% + 1) of the shares with the right to vote issued and outstanding should be present at the Special Meeting to constitute quorum.

As of September 10, 2002, the record date set in order to determine the Shareholders with the right to vote that shall receive notice and vote at the Special Meeting, Triple-S Management had      voting shares issued and outstanding; therefore, at the Special Meeting, voting shares issued and outstanding who are present at the Special Meeting will constitute quorum.

The By-laws also provide that if at the time set in the Notice of Meeting to begin the Special Meeting (at 9:00 a.m.), quorum is not present, there will be a waiting period of thirty minutes (until 9:30 am). At the end of the thirty minutes, one third (1/3) of the voting shares issued and outstanding present at the Special Meeting will constitute quorum. Therefore, at 9:30 a.m.      voting shares issued and outstanding who are present at the Special Meeting will constitute quorum.

Article 5-5 of the By-laws provides that if a quorum is not present at that time, a new Special Meeting will be convened thirty (30) days later. At this second Special Meeting, one third (1/3) of the voting shares issued and outstanding who are present at the Meeting will constitute a quorum. If a quorum is not present at this meeting, the Board of Directors may convene as many Special Meetings as are necessary as long as the requirements of a quorum (one third (1/3) of the voting shares issued and outstanding who are present at the Special Meeting) are met.

PRINCIPAL HOLDERS OF THE SHARES

As of September 10, 2002 there is no entity or entities which, by itself, or as a group, as these terms are defined in Section 13(d)(3) of the Securities and Exchange Act of 1934, are beneficial owners of five percent (5%) or more of the shares of common stock of Triple-S Management.

The following table shows the total amount of shares owned beneficially by the directors and executive officers of Triple-S Management and its subsidiaries, as individuals, as well as the total number of shares owned beneficially by all of the executive officers and directors of Triple-S Management and its subsidiaries as a group.

Name of Shareholder	Shares	Percentage

Directors of Triple-S Management
Dr. Fernando J. Ysern-Borrás	1	**
Dr. Valeriano Alicea-Cruz	2	**
Mr. José Arturo Álvarez-Gallardo*	1	**
Mr. Mario S. Belaval*	1	**
Dr. Arturo Córdova-López	1	**
Mr. José Davison-Lampón, Esq.*	1	**
Dr. Porfirio E. Díaz-Torres	3	**
Mrs. Sonia Gómez de Torres, CPA*	1	**
Mr. Héctor Ledesma*	1	**
Mr. Vicente J. León-Irizarry, CPA*	1	**
Mr. Juan José León-Soto, Esq.*	1	**
Dr. Fernando L. Longo	2	**
Dr. Wilfredo López-Hernández	2	**
Dr. Wilmer Rodríguez-Silva	15	**
Mr. Ramón M. Ruiz, CPA	1	**
Dr. Jesús R Sánchez-Colón	1	**
Mr. Manuel Suárez-Méndez, P.E.*	1	**
Dr. Manuel A. Marcial-Seoane	1	**
Mrs. Adamina Soto-Martínez, CPA*	1	**

Officers of Triple-S Management and Subsidiaries
Mr. Héctor R. Ramos, Esq	0	0
Mr. Juan José Román, CPA	0	0
Mrs. Socorro Rivas, CPA	0	0
Dr. Alejandro E. Franco-Linares	4	**
Mr. Earl M. Harper	0	0
Dr. Luis A. Marini-Mir	2	**
Mr. Roberto O. Morales, Esq	0	0
Mr. Luis M. Pimentel-Zerbi	0	0
Mr. Carlos D. Torres-Díaz	0	0
Total shares of Triple-S Management owned by the directors and officers of Triple-S Management and its subsidiaries	44	**

*	These persons are directors representing the community and have received one share of common stock of Triple-S Management in order to comply with the requirement established in the By-laws of Triple-S Management which provide that the directors of the Corporation must be shareholders of Triple-S Management.

**	Less than 1%.

MATTERS TO BE CONSIDERED

RESOLUTION NUMBER 1

It is proposed that the Shareholders of Triple-S Management approve the following resolution, approved and proposed by the Board of Directors:

“RESOLVED, to approve the amendments to the Articles of Incorporation of Triple-S Management Corporation so that they read as indicated in Exhibit A to the Proxy Statement. The final approval of this Resolution Number 1 is subject to the approval of Resolution Number 2 by the Shareholders.”

THE BOARD OF DIRECTORS IS RECOMMENDING THAT THE SHAREHOLDERS VOTE IN FAVOR OF ADOPTING THIS RESOLUTION.

AN AFFIRMATIVE VOTE OF THREE FOURTHS (3/4) OF THE VOTING SHARES ISSUED AND OUTSTANDING IS REQUIRED IN ORDER TO APPROVE THE RESOLUTION.

RESOLUTION NUMBER 2

It is proposed that the Shareholders of the Corporation approve the following resolution, approved and proposed by the Board of Directors:

“RESOLVED, to approve the amendments to the By-laws of Triple-S Management Corporation so that they read as indicated in Exhibit B to the Proxy Statement. The final approval of this Resolution Number 2 is subject to the approval Resolution Number 1 by the Shareholders.”

THE BOARD OF DIRECTORS IS RECOMMENDING THAT THE SHAREHOLDERS VOTE IN FAVOR OF ADOPTING THIS RESOLUTION. THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTING SHARES ISSUED AND OUTSTANDING IS REQUIRED IN ORDER TO APPROVE THE RESOLUTION.

DISCUSSION OF THE MATTERS
CONSIDERED BEFORE THE SHAREHOLDERS

The Board of Directors asks the Shareholders of Triple-S Management to endorse its position in favor of the approval of the two matters that are presented for their consideration, and that they submit the Proxy in favor of the Board of Directors, which form is attached hereto.

The following discussion of Resolution Number 1 and Resolution Number 2 does not purport to be an exhaustive description of these matters and is subject, in its entirety, by reference, to the text of the proposed amendments to the Articles of Incorporation and the By-laws of Triple-S Management in order to implement the Proposal, as transcribed in Appendices A and B to this Proxy Statement.

We urge all of the Shareholders to read the proposed amendments to the Articles of Incorporation and the By-laws of Triple-S Management carefully and completely.

A.	Brief Background

At the Annual Shareholders’ Meeting, held on April 29, 2001, the Shareholders of Triple-S Management approved Resolution Number 4, which recommended that the Board of Directors of Triple-S Management “proceed to take the necessary actions to implement the [following] Proposal in order to Increase the Shareholders Base and Enable the Spouse and Heirs of a Shareholder to be Shareholders of the Corporation” (hereinafter referred to the “Proposal”) (Our Emphasis)

Pursuant to the approved Proposal, and as a first step to achieve its implementation, the Board of Directors, on July 3, 2001 and January 17, 2002, petitioned and obtained favorable rulings from the Treasury Department of Puerto Rico. The ruling issued on July 3, 2001 establishes that the tax exemption granted to Triple-S, Inc. shall not be adversely affected if the Board of Directors of Triple-S Management decides to declare and distribute dividends to the Shareholders of Triple-S Management. On the other hand, the ruling issued on January 17, 2002 states that the tax exemption granted to Triple-S, Inc. shall not be adversely affected by the proposed amendments to the Articles of Incorporation and the By-laws of Triple-S Management, as described herein and as required in order to implement the Proposal.

Once the Treasury Department issued these rulings, and as a second and final step to the implementation of the Proposal, the Board of Directors present, for the Shareholders’ consideration, the amendments required by the Proposal to the Articles of Incorporation (Resolution Number 1) and the By-laws of Triple-S Management (Resolution Number 2)

B.	Reasons for the Shareholders of Triple-S Management to consider Resolution Number 1 and Resolution Number 2 presented before them

As indicated herein, the amendments to the Articles of Incorporation and the By-laws of Triple-S Management to be considered by the Shareholders represent the last step required to implement the Proposal approved by the Shareholders.

The approved Proposal relates to two important matters identified by a study submitted to Triple-S Management by Citibank-Salomon Smith Barney regarding Triple-S Management Corporation’s Options for Future Developments. Said study was discussed at the Special Shareholders Meeting on February 11, 2001, and the two matters identified by it were:
the need to increase the Shareholder base and the need to respond to the wishes of the Shareholders to be able to transfer their shares, at the time of their death, to their surviving spouses, children or other heirs that are not physicians or dentists.

The approved Proposal, and therefore, the amendments to be considered by the Shareholders, consider these two matters by recommending the creation of a new class of voting shares (Class C Shares) that will be used to increase the number of shareholders and to increase the participation of more physicians and dentists that are not shareholders of Triple-S Management. The new class of voting shares will have the same characteristics as the existing class of voting shares (Class A Shares) for purposes of determining a quorum and voting rights for any matter presented at a shareholders meeting. However, the Class C Shares would be different from the existing class of shares in the following manner:

1.	For purposes of receiving dividends, Class C Shares will have the right to receive dividends in an amount equal to one three hundredth (1/300) of the rate or amount determined by the Board of Directors for each Class A and Class B Share.

2.	With regards to the redemption of Class C Shares, Triple-S Management shall pay an amount equal to the amount paid by the Shareholder to Triple-S when he/she acquired his/her shares, pursuant to the right of first refusal established in the Articles of Incorporation. However, if the Treasury Department revokes the Tax Exemption Decree granted to Triple-S, Inc., or if Triple-S, Inc. surrenders the same, and Triple-S Management retains the utilities and the benefits of Triple-S, Inc., according to the criteria established in the Decree, and Triple-S Management amended the provisions regarding the redemption of shares, the redemption price shall be as determined by Triple-S Management. Under this scenario, each Class C Share will be equivalent to one three hundredth (1/300) of each Class A and B Share.

On the other hand, once Triple-S Management can issue Class C Share, Triple-S Management would not sell any more shares of the existing class. From this date, in order to increase the number of shareholders, only the new classes of shares would be issued.

In order to address the wishes of some of our Shareholders as to the transfer of their shares, after they have passed away, to their spouses or heirs even though they are not physicians or dentists, the amendments to the Articles of Incorporation and the By-laws of Triple-S Management create two (2) classes of shares. These shares, in comparison to the abovementioned shares, will not have a right to vote. Therefore, they will not count for purposes of establishing a quorum at shareholders meetings. Their only purpose is to enable the transfer of shares owned by our Shareholders to their spouses or heirs, who otherwise could not become shareholders of Triple-S Management.

The amendments to the Articles of Incorporation regarding these two classes of non-voting shares will enable the shareholders’ spouse or his/her heirs, after the shareholders’ death, to receive shares, and continue to transfer these shares to their heirs or spouses. After the Proposal was approved, the continued transfer of these shares among shareholder heirs and spouses was favorably considered by the Board of Directors after a request was made by a Shareholder of the Corporation regarding this possibility. The Board of Directors determined that the continued transfer of these shares would be beneficial to Triple-S Management and its Shareholders. However, it should be clarified that, as approved, the Proposal contemplated that these non-voting shares would revert to Triple-S Management when the spouse or the heirs of Triple-S Management’s shareholder passed away.

One of the two (2) classes of non-voting shares (Class B Shares), described in the amendments to be considered by the Shareholders, are similar to the existing class of voting shares that are currently owned by our Shareholders (Class A Shares). If a Shareholder so chooses, he/she may transfer to his/her spouse or heirs the same number of shares that he/she presently owns in Triple-S Management, but in this case, shares would be converted to the new class of non-voting shares being proposed. These shares would have the same rights and prerogatives as the shares currently owned by our Shareholders, except for the right to participate, vote at meetings and qualify to become a member of the Board of Directors.

Therefore, through this new class of shares, a Shareholder may transfer to his spouse or heirs that are not physicians or dentists, the right to receive any dividend that could be declared by Triple-S Management in the future (subject to the legal and financial limitations regarding the payment of dividends), as well as any other prerogative or value associated with his/her shares. At the same time, the physicians and dentists can continue being Shareholders of Triple-S Management.

The other class of non-voting shares (Class D Shares) issued in order to increase our shareholder base discussed in the amendments being considered herein by the Shareholders, are similar to the new class of voting shares (Class C Shares), except that these shares will not have the right to participate, vote at meetings or qualify their holder to become members of the Board of Directors. The physicians and dentists that buy this class of shares in the future, will also be able to, at the time of death, transfer these shares to their surviving spouse or heirs even though they are not physicians or dentists.

However, this second class of non-voting shares will be similar to the Class C Shares in the following manner:

	1.	For purposes of distributing dividends, Class D shares will have the right to receive an amount equal to one three hundredth (1/300) of the rate or amount determined by the Board of Directors for each Class A and B Shares.

	3.	With regards to the redemption of Class D Shares, Triple-S Management shall pay an amount equal to the amount paid by the Shareholder to Triple-S when he/she acquired his/her shares, pursuant to the right of first refusal established in the Articles of Incorporation. However, if the Treasury Department revokes the Tax Exemption Decree granted to Triple-S, Inc., or if Triple-S, Inc. surrenders the same, and Triple-S Management retains the utilities an the benefits of Triple-S, Inc., according to the criteria established in the Decree, and Triple-S Management amended the provisions regarding the redemption of shares, the redemption price shall be as determined by Triple-S Management. Under this scenario, each Class D Share will be equivalent to one three hundredth (1/300) of each Class A and B Share.

A description of each one of the classes of shares that would be created if the amendments to the Articles of Incorporation and By-laws of Triple-S Management are approved, as well as their principal characteristics, rights and prerogatives is discussed below:

C.	Description of the New Classes of Shares

The characteristics of the classes of shares would be the following:

Voting Shares

Class C Shares

This new class of shares would be created in order to increase the Shareholder base.

		•	They would consist of 50,000 shares of common stock with a par value of $40 per share.

		•	If Triple-S Management decides to declare dividends in the future (subject to the legal and financial limitations regarding the payment of dividends), each Class C share will be equivalent to one three hundredth (1/300) of each Class A or Class B Share.

		•	In the future, the persons elected to the Board of Directors as representatives of the community, in order to qualify as such, will receive one Class C Share, which they will have to return to the Corporation once their term of office ends.

Class A Shares

The amendments to the Articles of Incorporation and the By-laws of Triple-S Management regarding an increase in our shareholder base, also contemplate that the existing common voting shares will be identified thereafter as Class A Shares. These shares consist of 12,500 shares of common stock with a par value of $40 per share, authorized by Triple-S Management. Once Triple-S Management can issue Class C Share, Triple-S Management would not sell any more shares of the existing class.

Common characteristics of the two classes of voting shares (Class A Shares and Class C Shares)

•	Both classes will have the right to vote and to participate in Shareholder meetings, and will have the same restrictions regarding the transfer of these shares.

•	Any future proposal that affects the rights and privileges of these shares would have to be approved by an affirmative vote of a majority of the issued and outstanding Class A and Class C Shares, voting as a one class of shares or as separate classes. The effect of such an amendment would not be retroactive.

•	Class A and Class C Shares could be converted to Class B or Class D Shares (non-voting shares), respectively, at the time of death of a Shareholder (with voting shares), if they are transferred to a surviving spouse or his/her heirs, when they are not physicians or dentists.

Non voting shares

The Board of Directors is proposing the creation of the following two new classes of non-voting shares for the heirs and/or surviving spouse of a Shareholder when they are not physicians or dentists.

Class B Shares

•	These shares would be issued to the heirs or the spouse who are not physicians or dentists, of a Shareholder that owns Class A Shares after his/her death.

•	This class will consist of 12,500 shares of common stock with a par value of $40 per share.

Class D Shares

•	These shares would be issued to the heirs or spouse who are not physicians or dentists, of a Shareholder that owns Class C Shares after his/her death.

•	This class will consist of 50,000 shares of common stock with a par value of $40 per share.

•	If Triple-S Management would decide to declare dividends in the future (subject to the legal and financial limitations regarding the payment of dividends), each Class D share will be equivalent to one three hundredth (1/300) of each Class A or Class B Share.

Common characteristics of the two classes of non voting shares (Class B Shares and Class D Shares)

•	These shares will not have a right to vote or to participate in Shareholder meetings, and will be registered in the books of Triple-S Management in the name of the spouse or heirs, as the case may be, if they are not physicians or dentists.

•	Class B or Class D shares could not be converted into Class A or Class C shares. If a Shareholder who owns Class B or Class D shares becomes a physician or dentist, he/she could, if he/she so desires, file a request to buy Class C Shares.

•	A Shareholder who owns Class B or Class D Shares could not be a director of Triple-S Management, unless said Shareholder owns Class A or Class C Shares, or both.

Common characteristics of all Classes of Shares (Class A, Class B, Class C and Class D Shares)

• As is the case now, a Shareholder cannot own more than 21 shares of Triple-S Management (Class A, Class B, Class C, Class D Shares, individually or as a group) that are issued and registered in his/her name in the books of Triple-S Management.

• When redeeming the shares, Triple-S Management will pay the amount paid by the Shareholder to Triple-S when he/she originally acquired the shares. If the Tax Exemption Decree issued by the Treasury Department to Triple-S, Inc. is revoked, or Triple-S, Inc. surrenders such Decree, according to the criteria established in the Decree, and, if Triple-S Management proceeded to amend the provision regarding the redemption of shares, the redemption price will be determined at that time by Triple-S Management. If this were to occur, each Class C or Class D Share would be equivalent to one three hundredth (1/300) of each Class A or Class B Share.

• In the event Triple-S Management declares dividends, the directors that represent the community will not have a right to receive the same.

D.	Reasons to vote in favor of Resolution Number 1 and Resolution Number 2

The approval of the amendments to the Articles of Incorporation and the By-laws of Triple-S Management contained in Resolution Number 1 and Resolution Number 2, respectively, is the last step required in order to implement the Proposal which was approved by the Shareholders of Triple-S Management in the Annual Meeting of Shareholders held on April 29, 2001.

As mentioned above, the purpose behind the approved Proposal was to consider two important matters affecting Triple-S Management and its Shareholders. On one hand, the urgent need to increase the shareholder base so that a larger number of physicians and dentists may have the opportunity to participate in the affairs of Triple-S Management. On the other hand, the desire expressed by many of our Shareholders to be able to transfer their shares to their family members and heirs, even though they are not physicians or dentists.

Through the approval of the amendments to the Articles of Incorporation and the By-laws of Triple-S Management that the Board of Directors is presenting before the Shareholders for their consideration, we are able to satisfy these two fundamental objectives of Triple-S Management and its Shareholders. In addition, these objectives are consistent with the findings and recommendations of the study prepared by Citibank-Salomon Smith Barney, maintaining the requirement that the voting Shareholders must be physicians or dentists, and protecting the philosophy of our subsidiary, Triple-S, Inc., to continue its operations as a not-for-profit entity according to the wishes of a significant majority of our Shareholders.

E.	Principal consequences to Shareholders resulting from the approval of Resolution Number 1 and Resolution Number 2

Some of the principal consequences to the Shareholders resulting from the possible approval of the amendments to the Articles of Incorporation and the By-laws of Triple-S Management required in order to implement the approved Proposal could be, among others, the following: (1) an increase in the number of Shareholders with a right to vote and, as a result, dilution in the voting power of the present Shareholders, (2) an increase of the outstanding corporate capital when the new voting shares are issued and, as a result, dilution in the ownership interest of each Shareholder in Triple-S Management, (3) an increase in the participation of physicians and dentists in matters pertaining to Triple-S Management, and (4) an alteration in the constitution of the Shareholder body if the family members and the heirs of a shareholder who has passed away are permitted to become Shareholders of Triple-S Management even though they are not physicians or dentists.

Triple-S Management notifies its Shareholders that the approval of the amendments to the Articles of Incorporation and the By-laws of Triple-S Management does not obligate Triple-S Management to issue additional shares of capital stock. Triple-S Management, through its Board of Directors, reserves the right to issue additional shares of capital stock at any time and, in order to do this, will adopt the necessary corporate resolutions, and if necessary, will take all applicable regulatory actions necessary in order to put into effect its determinations.

F.	Implementation of the Proposal

As mentioned above, in order to implement the approved Proposal, it is necessary to amend the Articles of Incorporation and the By-laws of Triple-S Management. Therefore, the Board of Directors of Triple-S Management asks all of its Shareholders to vote in favor of Resolution Number 1 and Resolution Number 2 proposed hereof.

PROPOSALS OF SHAREHOLDERS TO BE PRESENTED
AT THE 2003 ANNUAL MEETING OF SHAREHOLDERS

Shareholders’ proposals intended to be presented at the 2003 Annual Meeting of Shareholders must be received by the Corporation’s Secretary, at its principal executive offices, located at the sixth floor of 1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico, 00920, or by mail at the PO Box 363628, San Juan, Puerto Rico, 00936-3628, not later than November 27, 2002 for inclusion in the Corporation’s Proxy Statement and Form of Proxy relating to the 2003 Annual Meeting of Shareholders.

San Juan, Puerto Rico September 13, 2002	By Order of the Board of Directors

Dr. Jesús R. Sánchez-Colón Secretary of the Board of Directors	Dr. Fernando J. Ysern-Borrás Chairman of the Board of Directors

APPENDIX A

THIS IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF THE
ORIGINAL ARTICLES OF INCORPORATION OF
TRIPLE-S MANAGEMENT CORPORATION
WITH THE PROPOSED MODIFICATIONS AND AMENDMENTS
WHICH ARE IN SPANISH

TRIPLE-S MANAGEMENT CORPORATION, a corporation organized and existing pursuant to the Puerto Rico General Corporations Law of 1995, hereby certifies:

1.	The corporation’s name is TRIPLE-S MANAGEMENT CORPORATION (the “Corporation”). Its original Articles of Incorporation were presented on October 9, 1996.

2.	Pursuant to Article 8.05 of the General Corporations Law of 1985, these Modified and Amended Articles of Incorporation modify, update and amend the provisions of the Corporation’s Articles of Incorporation.

3.	The Modified and Amended Articles of Incorporation, as modified, updated and amended, will provide the following:

ARTICLES OF INCORPORATION
MODIFIED AND AMENDED

OF

TRIPLE-S MANAGEMENT CORPORATION

FIRST:	The name of this corporation is TRIPLE-S MANAGEMENT CORPORATION.

SECOND:	The physical address of the designated office of the Corporation is 1441 F.D. Roosevelt Avenue, Caparra, Puerto Rico.

THIRD:	The name of the Corporation’s registered agent will be the Corporation itself, Triple-S Management Corporation

FOURTH:	The nature of the business and the object and purposes proposed to be transacted, promoted and carried on for pecuniary profit, in the same manner as done by any natural person in any part of the world, is as follows:

A.	The Corporation shall be the stock holding company for entities engaged in the business of insurance, businesses related to insurance, and other types of business firms and other activities.

B.	The Corporation will hold the following powers:

1.	Acquire through purchase, barter or in any other way real or personal property of any kind, necessary or convenient in achieving the purposes of the Corporation, to the extent permitted by law.

2.	Possess as owner, undersign, purchase or in another way acquire or sell, transfer, pledge, exchange, or in any other way dispose of the total or any part of the capital stock, bonds, or any other obligations issued or created by any person, association, society, firm, syndicate, corporation, government or governmental subdivision, public or gubernatorial authorities, or other entities, and, while the owner of the same, exercise all rights, powers, and privileges of an owner.

3.	Formulate, promote or undertake, or participate in the organization, operation, reorganization, consolidation, fusion or liquidation of corporations, associations, firms or other business units, foreign or domestic; and subscribe, acquire, invest in, have or make use of its securities or obligations.

4.	Issue capital stock of any nature or class, in any amount; issue capital stock, bonds or other obligations of any nature or class in exchange for cash, real or personal property, for personal services rendered to the Corporation, or in exchange for leases, franchises, rights, privileges, other stocks, bonds and obligations from any other corporation, person or firm or for any other property which this Corporation is authorized to possess.

5.	Acquire the surplus value, rights, property and assets, tangible or intangible, of any person, firm, association, or corporation assuming its obligations, paying for the same, be it in cash, in stocks, in bonds, or by assuming the total or a part of the obligations of the cessor; retain or in any way make use of the total or any part of the property acquired in this way, manage in any legal way the total or any part of any business acquired in this way and exercise all the powers necessary and convenient in and for the management of said business.

6.	Lend funds, offer advanced payments and extend credit to any other corporation, firm, association or person, under the guarantees deemed convenient by the Board of Directors, and, to the extent permitted by law, guarantee the payment and conformance of any other corporation, firm, association or person of any financial or contractual obligation, or the payment of dividends by any other corporation.

7.	Incur in monetary loans for any corporate purpose, and without limits to the amount, liberate, make, accept, endorse, guarantee, execute, and issue promissory notes, drafts, letters of exchange, bonds, and other negotiable and transferable evidence of debt, be they guaranteed by mortgage, security, or in another way, and guarantee payment of any of the same through securities, mortgage or another method of guarantee over the whole or part of the corporation’s property, to the extent permitted by law.

8.	Purchase or in another way acquire, have, barter, reissue, sell and transfer the capital stock to the extent permitted by law, subject to: the exceptions stated here and conditioned by its funds or property not being used to purchase its own stock when said purchase could result in diminishing its capital, and subject also to the condition that the capital stock it possesses will not have the right to vote or to receive dividends.

9.	To have one or more offices in or outside the Commonwealth of Puerto Rico.

10.	To do all the activities required or proper in order to qualify and engage in business according to the laws of any state in the United States of America, its territories, districts or possessions, or any foreign country.

11.	To do any other act or thing and undertake any other business which is incidental to, convenient, expedient, necessary or legal in fulfilling any and all purposes and objectives specified here, with no restrictions as to place or amount; and to do any and all things provided here with the same reach and extension as could be done by natural persons within the law.

The abovementioned clauses shall be interpreted as powers, as well as objectives and purposes, and the expressions in each clause will not be limited by reference or inference because of the contents of any other clause, unless stated to the contrary here, and the same shall be considered separate objects.

FIFTH:

The Corporation’s authorized capital will be divided into four classes of shares.

A.	Two classes of voting shares:

1.	Class A Shares: This class will consist of twelve thousand five hundred (12,500) shares of common stock with a par value of forty dollars ($40).

2.	Class C Shares: This class will consist of fifty thousand (50,000) shares of common stock with a par value of forty dollars ($40).

B.	Two classes of non-voting shares:

1.	Class B Shares: This class will consist of twelve thousand five hundred (12,500) shares with a par value of forty dollars ($40).

2.	Class D Shares: This class will consist of fifty thousand (50,000) shares with a par value of forty dollars ($40).

SIXTH:	The preferences, rights (including the right of transfer), privileges and restrictions of each class of voting shares are:

A.	Class A Shares

1.	These are the shares the Corporation has authorized since its origins.

2.	The Corporation will not sell any Class A Shares after the Class C Shares are available for sale.

3.	Voting: Class A Shares shall have the right of one vote per share.

4.	Dividends: In case dividends are declared, the Shareholders holding Class A Shares shall have the right to receive dividends at the rate or amount determined by the Board of Directors. If dividends are declared, the directors which represent the community and hold Class A Shares will not have the right to receive dividends.

5.	Restriction to the transfer of shares: Pursuant to Article TENTH of these Articles of Incorporation, the Corporation has a right of first refusal over the Class A Shares.

6.	Conversion to non-voting shares: Class A Shares may be converted to Class B Shares upon the death of the Shareholders holding Class A Shares if their heirs or surviving spouse, who are natural persons and are not physicians or dentists, prove to the Corporation of the death of the Shareholder and of their right to receive such shares. After the Class A Shares are converted to Class B Shares, the Class B Shares cannot be converted to Class A, Class C or Class D Shares.

7.	Amendments: Any future proposal which affects the rights and privileges of Shareholders holding Class A Shares must be approved by an affirmative vote of a majority of the Class A Shares issued and outstanding, which will have to vote as a class. The effect of any amendment will not be retroactive.

B.	Class C Shares

1.	Class C Shares will only be sold to physicians and dentists who are or are not Shareholders of the Corporation, if the twenty one (21) share per person limit is not exceeded.

2.	The persons representing the community, elected as directors to the Board of Directors, will receive a Class C Share for free, which they will return to the Corporation when their duties within the Board of Directors end.

3.	Voting: Class C Shares will have the right of one vote per share.

4.	Dividends: If dividends are declared, the Shareholders holding Class C Shares will have the right to receive dividends in an amount equal to one and three hundredth (1/300) of the rate or amount determined by the Board of Directors for each Class A and Class B Share. If dividends are declared, the directors which represent the community and hold Class C Shares will not have the right to receive dividends.

5.	Restriction in the transfer of shares: Pursuant to Article TENTH of these Articles of Incorporation, the Corporation has a right of first refusal over the Class C Shares.

6.	Conversion to non-voting shares: Class C Shares may be converted to Class D Shares upon the death of the Shareholders holding Class C Shares if their heirs or surviving spouse, who are natural persons and are not physicians or dentists, prove to the Corporation of the death of Shareholder and of their right to receive such shares. After Class C Shares are converted to Class D Shares, the Class D Shares cannot be converted to Class A, Class B or Class C Shares.

7.	Amendments: Any future proposal which affects the rights and privileges of Shareholders holding Class C Shares must be approved by an affirmative vote of a majority of Class C Shares issued and outstanding, which will have to vote as a class. The effect of the amendment will not be retroactive.

SEVENTH:	The preferences, rights (including the right of transfer), privileges and restrictions of each class of non-voting shares are:

A.	Class B Shares

1.	This Class will exist exclusively to permit the Shareholders holding Class A Shares to transfer, if they so desires, their Class A Shares to their heirs or surviving spouse who are natural persons, when their heirs or surviving spouse are not physicians or dentists.

2.	Shareholders holding Class B Shares may not be directors in the Corporation unless, after receiving the Class B Shares, they become physicians or dentists and acquire or have Class A or Class C Shares, or both.

3.	Voting: Class B Shares will not have voting rights, and Shareholders holding Class B Shares will not have the right to participate in the Corporation’s Shareholder meetings or in unanimous consent procedures in lieu of meeting.

4.	Dividends: If dividends are declared, the Shareholders holding Class B Shares will have the right to receive dividends at the rate or amount determined by the Board of Directors.

5.	Restriction in the transfer of shares: Pursuant to Article TENTH of these Articles of Incorporation, the Corporation has a right of first refusal over the Class B Shares.

6.	Conversion of the shares: Class B Shares may not be converted to Class A, Class C or Class D Shares.

B.	Class D Shares

1.	This Class will exist exclusively to permit the Shareholders holding Class C Shares to transfer, if they so desires, their Class C Shares to their heirs or surviving spouse who are natural persons, when their heirs or surviving spouse are not physicians or dentists.

2.	Shareholders holding Class D Shares may not be directors in the Corporation unless, after receiving Class D Shares, they become physicians or dentists and acquire or have Class A or Class C Shares, or both.

3.	Voting: Class D Shares will not have voting rights, and Shareholders holding Class D Shares will not have the right to participate in the Corporation’s Shareholder meetings or in unanimous consent proceedings in lieu of meetings.

4.	Dividends: If dividends are declared, the Shareholders holding Class D Shares will have the right to receive dividends in an amount equal to one and three hundredth (1/300) of the rate or amount determined by the Board of Directors for each Class A and Class B Share.

5.	Restriction in the transfer of shares: Pursuant to Article TENTH of these Articles of Incorporation, the Corporation has a right of first refusal over the Class D Shares.

6.	Conversion of the shares: Class D Shares may not be converted to Class A, Class B or Class C Shares.

EIGHTH:

A.	Only the Shareholders of the Corporation with Class A or Class C Shares, or both must be physicians and dentists.

Provided, however, that those organizations such as the Puerto Rico College of Dental Surgeons, the Bella Vista Hospital, and the Mennonite Hospital, among others, who acquired Triple-S, Inc. shares, may remain as Shareholders of Triple-S Management Corporation holding Class A Shares, with all the rights, preferences, privileges and restrictions indicated by these Articles of Incorporation for Class A Shares, except the right to transfer and to convert to non-voting shares.

B.	No Shareholder of the Corporation can have registered to his/her name in the corporate books more than twenty-one (21) Class A, Class B, Class C or Class D shares as an individual class or as a group.

NINTH:

A.	Each Shareholder with Class A or Class C Shares shall be entitled to as many votes as Class A or Class C Shares are registered in his name in the corporate books.

B.	No person may have five percent (5%) or more of the Corporation’s voting shares issued and outstanding.

C.	The accumulation of votes, as discussed in the Puerto Rico General Corporations Law or any other law, regulation or provision, are expressly prohibited.

TENTH:

A.	The Corporation will have the right of first refusal over its shares in the event of a sale, donation, transfer, cession or any other sale, with or without consideration, of the shares of the Corporation.

B.	Any Shareholder who wishes to sell, donate, transfer, cede or in any other way sell his shares of the Corporation, must first offer his shares to the Corporation in writing.

C.	When exercising its right of first refusal over the Class A, Class B, Class C and Class D Shares, the Corporation will pay:

1.	When the Class A Shares, Class C Shares or both are redeemed, an amount equal to the amount paid by the Shareholder to the Corporation when he/she acquired the Class A or Class C Shares, or both.

2.	When the Class B Shares are redeemed, an amount equal to the amount paid by the Shareholder to the Corporation when he/she acquired the Class A Shares.

3.	When Class D Shares are redeemed, an amount equal to the amount paid by the Shareholder to the Corporation when he/she acquired the Class C Shares.

Provided, however, if the Treasury Department revokes the Tax Exemption Decree issued to Triple-S, Inc., or Triple-S, Inc. renounces the same, and Triple-S Management Corporation retains the utilities and benefits of Triple-S, Inc. according to the criteria established in the Decree and proceeded to amend the provisions regarding the redemption of shares, the redemption price would be determined by the Corporation. In that case, each Class C or Class D Share would be equivalent to one and three hundredth (1/300) of each Class A or Class B Share.

D.	Despite the right of first refusal that the Corporation holds over Class A, Class B, Class C, and Class D Shares, these classes of shares may be transferred in the following cases:

1.	Class A or Class C Shares, or both, may be transferred, within the Shareholders’ (holding Class A or Class C Shares, or both ) lifetime, to the spouse or their heirs, if the spouse or their heirs are physicians or dentists, and the twenty one (21) share per person limit is not exceeded, and if the Shareholders make such request in writing.

2.	Class A or Class C Shares, or both, may be transferred upon the Shareholders’ (holding Class A or Class C Shares, or both) death, if the surviving spouse or their heirs, who are physicians or dentists, prove to the Corporation of the death of the Shareholder, of their right to receive the shares, and the twenty one (21) share per person limit is not exceeded.

3.	Class B or Class D Shares, or both, may be transferred upon the Shareholders’ death with Class B or Class D Shares, or both, if the surviving spouse and their heirs, who are natural persons, prove to the Corporation of the death of the Shareholder, of their right to receive the shares, and the twenty one (21) share per person limit is not exceeded.

ELEVENTH:

The Board of Directors of the Corporation cannot authorize the sale of any shares from its subsidiary, Triple-S, Inc., without the prior approval of three fourths (3/4) of the members of the Board of Directors of a resolution to those effects. If said resolution is approved, it will be submitted to the Shareholders of the Corporation for their consideration during a Special Meeting for this purpose. The resolution to recommend the sale of Triple-S, Inc. shares must be approved by two thirds (2/3) of the Corporation’s voting shares issued in the special meeting. No shares of Triple-S, Inc. can be sold until these requirements have been met.

TWELFTH:

The incorporators of Triple-S Management Corporation, as they appear in the Articles of Incorporation, were:

1.	Dr. Críspulo Rivera-Ofray

2.	Dr. Angel W. Hernández-Colón

3.	Dr. Carlos N. Montalvo

4.	Dr. Francisco Somoza

5.	Miss Carole Acosta

6.	José Juan Teruel-Vicéns, CPA

7.	Juan M. Díaz-Morales, P.E.

8.	Dr. Jaime L. Velasco

9.	Mr. Miguel A. Vázquez-Deynes

10.	Dr. Luis R. Ruiz-Rivera

11.	Dr. Belisario Matta

12.	Esteban Rodriguez-Maduro, Esq.

13.	Sonia Gómez de Torres, CPA

14.	Juan José León-Soto, Esq.

15.	Isidro J. Ferrer, Eng.

16.	Dr. Gerardo Martorell

17.	Dr. Emigdio Buonomo

18.	Mr. Augusto Amato

19.	Vacant (This vacancy is due to the death of a director.)

The Incorporators’ physical and postal address is as follows:

1441 F.D. Roosevelt Ave., San Juan, Puerto Rico 00920 PO Box 363628, San Juan, Puerto Rico 00936-3628

THIRTEENTH:

A.	The powers of this Corporation are to be exercised by the nineteen (19) members of the Board of Directors.

B.	The Board of Directors is divided into three groups, plus the President of the Corporation. The first is made up of five (5) directors, the second group is composed of six (6) directors, and the third group is made up of seven (7) directors. The terms of the groups will be placed at intervals, therefore, the term of the first group of directors will end in the Shareholder’s Annual Meeting in the year 2005; the term of the second group of directors will end in the Shareholder’s Annual Meeting in the year 2006 and the term of the third group of directors will end in the Shareholder’s Annual Meeting in the year 2007.

C.	The term each group member subsequently elected at the Shareholder’s Annual Assembly will occupy will be three (3) years. Every director will continue with his duties until his successor is duly elected and in possession of his position. No Director, except the Corporation’s President, while fulfilling said hierarchic duties, may be elected for more than three (3) terms or serve as such for more than nine (9) years. The President of the Corporation, which is also a member of the Board of Directors, is excluded from the before mentioned groups.

D.	In order to achieve uniformity in the composition of the number of directors composing each group as stated in the abovementioned provision, in April 2001 a director will be elected for one year’s term only, from April 2001 to April 2002. With the sole purpose of following the group intervals, the requirement of three (3) terms or nine (9) years can be obviated in order for a person to serve this single one-year term. In the case of the first members of the Corporate Board of Directors, the computation of the term will take into account the period in which the director fulfilled his duties as such in Triple-S, Inc. until the fusion with Triple-S Health.

E.	Pursuant to the original Articles of Incorporation, the first Board of Directors of Triple-S Management Corporation was composed of the following individuals:

1. Dr. Críspulo Rivera-Ofray
Chairman

2. Dr. Angel W. Hernández-Colón
Vice-Chairman

3. Dr. Carlos N. Montalvo
Secretary

4. Dr. Francisco Somoza
Assistant Secretary

5. Miss Carole Acosta
Treasurer

6. José Juan Teruel-Vicens, CPA
Assistant Treasurer

7. Juan M. Díaz-Morales, P.E.

8. Dr. Jaime L. Velasco

9. Mr. Miguel A. Vázquez-Deynes

10. Dr. Luis R. Ruiz-Rivera

11. Dr. Belisario Matta

12. Esteban Rodriguez-Maduro, Esq.

13. Sonia Gómez de Torres, CPA

14. Juan José León-Soto, Esq.

15. Isidro J. Ferrer, Eng.

16. Dr. Gerardo Martorell

17. Dr. Emigdio Buonomo

18. Mr. Augusto Amato

19. Vacant (This vacancy is due to the death of a director.)

FOURTEENTH:

The Corporation will exist in perpetuity.

FIFTEENTH:

A.	In order to amend these Articles of Incorporation, an affirmative vote of no less than two thirds (2/3) of the voting shares issued and outstanding, provided, however, that:

1.	Article FIFTH, which provides that the authorized capital may be amended through an affirmative vote by a majority of the Corporation’s voting shares issued and outstanding, except for the provisions of these Articles of Incorporation regarding any proposal that affects the rights and privileges of the shareholders holding Class A and Class C Shares; and

2.	Items B and C of Article NINTH (which provides that not person will own more than five percent or more of voting shares of the Corporation issued and outstanding and prohibits the accumulation of votes, respectively), and Item B of Article THIRTEENTH (which establishes that the Board of Directors shall be divided into three groups), shall only be amended by an affirmative vote of three fourths (3/4) of the voting shares of the Corporation issued and outstanding.

B.	Despite the provisions of Chapter 9 (Sales of Assets; Dissolution) and Chapter 10 (Fusion or Consolidation) of the 1995 General Corporations Law, as amended, the approval of the transactions provided for therein shall be done through an affirmative vote of two thirds (2/3) of the Corporation’s voting shares issued and outstanding.

APPENDIX B

THIS IS A FAIR AND ACCURATE ENGLISH TRANSLATION OF THE
ORIGINAL BY-LAWS OF TRIPLE-S MANAGEMENT CORPORATION
WITH THE PROPOSED MODIFICATIONS AND AMENDMENTS
WHICH ARE IN SPANISH

BY-LAWS
MODIFIED AND AMENDED

OF

TRIPLE-S MANAGEMENT CORPORATION

CHAPTER 1

1-1	The Shareholders of “Triple-S Management Corporation” (hereinafter referred to the “Corporation”) adopt these corporate By-laws which will regulate the Corporation’s proceedings and will rule the administration of its business.

1-2	These Bylaws may be amended or repealed by the Shareholders of the Corporation with voting rights, adhering to the provisions of the Articles of Incorporation and these By-laws.

1-3	The Corporation will use a circular seal, with the name “Triple-S Management Corporation” around its circumference.

CHAPTER 2 - BOARD OF DIRECTORS

2-1	The Board of Directors is made up of nineteen (19) persons.

2-2	Of the nineteen (19) members of the Board of Directors, ten (10) must be community representatives and not physicians or dentists.

CHAPTER 3 - CAPITAL IN STOCKS

3-1	Pursuant to the Articles of Incorporation, the Corporation’s authorized capital will be divided into four classes of shares:

A.	Two Classes of Voting Shares:

1.	Class A Shares: This class will consist of twelve thousand five hundred (12,500) shares of common stock with a par value of forty dollars ($40). These are the shares that the Corporation has authorized since its origin.

2.	Class C Shares: This class will consist of fifty thousand (50,000) shares of common stock with a par value of forty dollars ($40).

B.	Two Classes of Non-Voting Shares:

1.	Class B Shares: This class will consist of twelve thousand five hundred (12,500) shares with a par value of forty dollars ($40).

2.	Class D Shares: This class will consist of fifty thousand (50,000) shares with a par value of forty dollars ($40).

3-2	The preferences, rights (including the rights of transfer), the privileges and restrictions of Class A, Class B, Class C and Class D Shares are those which are indicated in the Articles of Incorporation of the Corporation.

CHAPTER 4 - ON THE SHARES

The Shareholders declare and agree, and as establish in these By-laws, that, in addition to the provisions of the Articles of Incorporation, the following provisions are established with the purpose of creating, defining, limiting and managing the rights and privileges of the shareholders:

4-1	SALE OF SHARES

A.	No person may own five percent (5%) or more of the Corporation’s voting shares issued and outstanding.

B.	No Shareholder of the Corporation may have, registered in his/her name in the Corporation’s books, more than twenty one (21) Class A, Class B, Class C and Class D Shares, separately or as a whole.

C.	The sales of Class C Shares will be exclusively limited to physicians and dentists, without exceeding the twenty one (21) share per person limit.

D.	The Corporation will not sell any Class A Shares after the date in which the Class C Shares are available for sale. Provided, however, that those organizations such as the Puerto Rico College of Dental Surgeons, the Bella Vista Hospital and the Mennonite Hospital, among others, which had acquired Triple-S, Inc. shares, may remain as Shareholders holding Class A Shares of Triple-S Management Corporation, with all the rights, preferences, privileges and restrictions which the Articles of Incorporation indicate for Class A Shares, with the exception of the rights of transfer and of conversion to non-voting shares.

E.	In addition, the members of the Board of Directors who represent the community may own shares as long as they remain on the Board. The members of the Board of Directors who represent the community, as long as they remain as members of the Board, will be shareholders of the Corporation, and will receive one Class C Share, free of charge, with the single purpose of qualifying them for the position of Director of the Corporation. Said community representatives shall return the Class C Share when their duties as Directors of the Corporation end.

4-2	RIGHT OF FIRST REFUSAL

A.	Pursuant to Article TENTH of the Articles of Incorporation, the Corporation has the right of first refusal over its shares in the event of a sale, donation, transfer, cession, or any other sale with or without consideration, of the shares of the Corporation.

B.	Any Shareholder who wishes to sell, donate, transfer or cede or in any other way sell his shares, must first offer his shares to the Corporation in writing.

C.	When exercising its right of first refusal over Class A, Class B, Class C and Class D Shares, the Corporation will pay:

1.	When the Class A Shares, Class C Shares or both are redeemed, an amount equal to the amount paid by the Shareholder to the Corporation when he/she acquired the Class A or Class C Shares, or both.

2.	When the Class B Shares are redeemed, an amount equal to the amount paid by the Shareholder to the Corporation when he/she acquired the Class A Shares.

3.	When the Class D Shares are redeemed, an amount equal to the amount paid by the Shareholder to the Corporation when he/she acquired the Class C Shares.

Provided, however, if the Treasury Department revokes the Tax Exemption Decree issued to Triple-S, Inc., or Triple-S, Inc. renounces the same, and Triple-S Management Corporation retains the utilities and benefits of Triple-S, Inc. according to the criteria established in the Decree and proceeded to amend the provisions regarding the redemption of shares, the redemption price would be determined by the Corporation. In that case, each Class C or Class D Share would be equivalent to one and three hundredth (1/300) of each Class A or Class B Shares.

D.	Despite the right of first refusal that the Corporation holds over Class A, Class B, Class C, and Class D Shares, these classes of shares may be transferred in the following cases:

1.	Class A, Class C Shares, or both, may be transferred, within the Shareholders’ lifetime, with Class A, Class C Shares, or both, to the spouse or their heirs, if the spouse or their heirs are physicians or dentists, and the twenty one (21) share per person limit is not exceeded, and if the Shareholders make such request in writing.

2.	Class A, Class C Shares, or both, may be transferred upon the Shareholders’ death, with Class A, Class C Shares, or both, if the surviving spouse or their heirs, who are physicians or dentists, prove to the Corporation of the Shareholders’ death, of their right to receive the shares, and the twenty one (21) share per person limit is not exceeded.

3.	Class B, Class D Shares, or both, may be transferred upon the Shareholders’ death with Class B, Class D Shares, or both, if the surviving spouse and their heirs, who are natural persons, prove to the Corporation of the Shareholders’ death, of their right to receive the shares, and the twenty one (21) share per person limit is not exceeded.

4-3	SHAREHOLDER LISTING

The Secretary of the Corporation shall keep, or ensure the keeping of, a complete and exact register, in alphabetical order, of all the shareholders, including their address and, when applicable, the number of votes each Shareholder holds, in the offices of the Corporation. Said register shall be readily available and may be photocopied during working hours, and shall be available for inspection by any Shareholder with the right to vote, particularly, ten (10) days before a Voting Shareholders’ Meeting, and when any other voting shareholder meeting is being held.

The Corporation’s register will constitute the only acceptable evidence to determine which Shareholders have the right to inspect the Corporation’s Shareholders Register, the Corporate books, and to determine which Shareholders have the right to vote in person or by proxy during any meeting or voting shareholders’ meeting.

CHAPTER 5 - SHAREHOLDER MEETINGS

5-1	The Annual Meeting of voting Shareholders of Triple-S Management Corporation will be held at the Corporation’s main office or at any other place in Puerto Rico determined by the Board of Directors from time to time, as indicated in the Notice of Meeting, at 9:00 a.m., on the last Sunday in April of each year. The purpose of the Meeting will be to fill any vacancies of the Board of Directors, receive and consider reports from officials regarding the business of the Corporation, and resolve any other matters that are properly submitted for consideration. However, neither the Articles of Incorporation nor the By-laws may be amended unless the voting Shareholders have been previously notified that among the matters that are being considered at the Meeting are amendments to the Articles of Incorporation and By-laws.

5-2	SPECIAL MEETINGS

The Chairman of the Board of Directors, a majority of the Board of Directors, or Shareholders who hold 25% of the registered voting shares can call special shareholders’ meetings to be held at the place and time established by the notice of meeting, and for the purposes expressed therein. The meetings (special shareholders’ meetings) should be notified no less than ten (10) days or more than thirty (30) days before said meeting. The special meetings must be notified in the same manner as annual meetings.

5-3	NOTICE OF MEETINGS

The notices for every annual meeting of the Shareholders shall be given to each Shareholder entitled to vote, by delivering the same personally, or by mailing such notice to him, at the address which appears on the records of the Corporation during a period of no less than twenty (20) and no more than sixty (60) days prior to the meeting. Along with this notice, all voting Shareholders will receive copies of the Corporation’s and its subsidiary’s consolidated financial statements. The notice shall indicate the place and the date the meeting will be held, and the matter or matters to be considered during the Meeting.

5-4	NOTICE - Substitute

If the directors and officers of the Corporation should refrain from calling and celebrating, at its designated time, an Annual Meeting, five voting Shareholders may call for and celebrate said Meeting as required in these By-laws. In case an officer does not attend said Meeting, one of the voting Shareholders present may be elected to substitute, provisionally, said officer. Decisions made at the Meeting will be valid, as if made at an Annual Meeting, and will be registered in the corporate books of the Corporation.

5-5	QUORUM

Notice to attend annual and special meetings will be sent to all voting shareholders whose names appear in the Corporate register, twenty (20) days prior to the meeting date. At the annual or special meetings, a majority of the voting shares issued and outstanding shall constitute a quorum; and if at the appointed time quorum is not reached, the meeting will be postponed for a half hour, after which one third (1/3) of the voting shares issued and outstanding will constitute a quorum. If quorum is not reached, a new Meeting shall be scheduled thirty (30) days hence, where one-third (1/3) of the voting shares issued and outstanding will constitute a quorum. If a quorum is not reached pursuant to the regulation, as many new Meetings as necessary may be scheduled, with the same one-third (1/3) requirement.

CHAPTER 6 - VOTING RIGHT

6-1	Each voting shareholder shall, at every Meeting, be entitled to as many votes as voting shares are registered in his name in the books of the Corporation. The shareholder may vote in person or, if absent, by proxy or by certified mail. No vote sent by mail or by proxy will be valid unless issued with the shareholder’s signature or his authorized proxies’ signature, and it is received before the Meeting, for which it is destined, begins. No proxy will be valid after its expiration date.

6-2	ACCUMULATED VOTE - Prohibition

The accumulation of votes, as discussed in the Puerto Rico General Corporate Law or any other law, regulation or provision, are expressly prohibited.

6-3	Any proxy designated by a registered voting shareholder must be a voting shareholder or a participating physician or dentist that has a contract in effect with Triple-S, Inc.

CHAPTER 7 - ELECTIONS

7-1	BOARD OF DIRECTORS — Election

A.	The election of members to the Board of Directors will take place at the duly notified Annual Meeting of voting Shareholders by ballot. The members elected each year will be those necessary to complete the nineteen (19) Directors.

The directors will be elected by a majority of votes of the shares issued and outstanding with the right to vote and who are represented in person or by proxy at the Meeting.

B.	The Board of Directors is divided into three groups, plus the President of the Corporation. The first is made up of five (5) directors, the second group is composed of six (6) directors, and the third group is made up of seven (7) directors. The terms of the groups will be placed at intervals, therefore, the term of the first group of directors will end in the

Shareholder’s Annual Meeting in the year 2005; the term of the second group of directors will end in the Shareholder’s Annual Meeting in the year 2006 and the term of the third group of directors will end in the Shareholder’s Annual Meeting in the year 2007.

C.	The term each group member, subsequently elected at the Shareholder’s Annual Assembly, will occupy at his elected hold office will be three (3) years. Every director will continue with his duties until his heir is duly elected and in possession of his office. No Director, except the Corporation’s President, while fulfilling his duties, may be elected for more than three (3) terms or serve for more than nine (9) years. The President of the Corporation, who is also a member of the Board of Directors, is excluded from the before mentioned groups.

D.	In order to achieve uniformity in the composition of the number of directors for each group, as stated herein, in April 2001 a director will be elected for one year’s term only, from April 2001 to April 2002. With the sole purpose of following the group intervals, the requirement of three (3) terms or nine (9) years may be obviated in order for a person to serve this single one-year term. In the case of the first members of the Board of Directors, the time computation will take into account the period in which the director fulfilled his duties in Triple-S, Inc. until the fusion with Triple-S Salud.

7-2	DIRECTOR’S REQUIREMENTS

In order to be a Director in the Corporation, every person must at least meet the following requirements:

A.	Never have declared fraudulent bankruptcy, voluntary or involuntary, nor granted a fraudulent general cession in benefit of creditors.

B.	Should never have been convicted of a crime of moral deprivation.

C.	Should not be a director or officer of a bank, a savings and loans association, an institution engaged in the business of receiving deposits and lending money in Puerto Rico or any entity or corporation in which any of the institutions referred to herein have a direct or indirect substantial economic interest or the relationship of owner, subsidiary or affiliate or any entity or corporation which owns, directly or indirectly, substantial economic interest in any of the said institutions, except that the person can fulfill his duties as director or officer of a financial holding company or a depository institution with whom an insurance company affiliated to the Corporation has a relationship, directly or indirectly, as owner, subsidiary or affiliate.

D.	In the case of directors who are physicians or dentists, they should be active participants in the Subsidiary of Triple-S, Inc., and have been so for at least two (2) years prior to their nomination as directors in the Corporation.

E.	In the case of the directors representing the community, they should not be shareholders holding Class B or Class D Shares.

F.	Be shareholders holding Class A or Class C Shares, or both.

CHAPTER 8 - DIRECTORS

8-1	BOARD OF DIRECTORS - Powers

The Board of Directors will be composed of nineteen (19) members elected by the Shareholders at the Meeting, or by the Board of Directors in case of vacancies, and will exercise the Corporation’s powers and the management of its business in accordance with the Puerto Rico General Corporations Law, the Articles of Incorporation and the By-laws of the Corporation, as well as the guidelines issued by the shareholders of the Corporation.

The power to manage the Corporation’s affairs may only be exercised when the Directors of the Corporation act as a Board, duly constituted, as a committee of the Board or by express delegation from the Board.

In order to become a Director of the Corporation, you must be a shareholder holding Class A or Class C Shares of the Corporation.

The decisions taken by a majority of the Directors present at a meeting of the Board of Directors where a quorum is constituted, will be considered as acts of the Board of Directors as if those decisions were considered and accepted by all of the directors of the Board. However, the Board of Directors of the Corporation may not authorize the declaration of dividends, without first having approved a resolution through an affirmative vote of the majority of all of the directors of the Board.

The Board must celebrate at least one annual meeting before the Annual Shareholders’ Meeting and any annual and special meetings the Board determines to be necessary.

The Board will meet on the last Wednesday of each month, unless special circumstances force the President to change the day, and the Secretary will notify the Directors in writing the date of said meetings.

The Chairman of the Board of Directors may convene extraordinary meetings of the Board to be held at the place, date and time established in the notice to the meeting and for the purposes expressed therein. In addition, the Chairman will have the obligation to convene the Board of Directors when requested by five (5) members of the Board of Directors, ten (10) days after such request is made.

A majority of the total number of directors will constitute a quorum.

8-2	VACANCIES IN THE BOARD – Procedure to fill the vacancies

The vacancies of the Board due to resignation, death, disability which impedes the execution of their functions, or destitution of any director before the expiration of their term, will be filled by the vote of the majority of the Directors present in a Board meeting, convened for these purposes, after the quorum is constituted. The person elected to fill the vacancy will serve the rest of the term of the person who is being substituted and may be reelected for two (2) additional successive terms.

8-3	ACTS OF THE BOARD OF DIRECTORS – Referendum

Except for a provision stating the contrary in the Articles of Incorporation or the General Corporations Law, any action or agreement required or permitted to be taken in any meeting of the Board of Directors or any of its committees, may be executed without the need of a meeting if all of the members of the Board of Directors or the Committee, as the case may be, approve of it in writing and said written approval or approvals are submitted and incorporated in the minutes of the meetings of the Board of Directors or the Committee.

8-4	OFFICERS

The officers will be a Chairman, a Vice Chairman, a Treasurer, an Assistant Treasurer, and Secretary and an Assistant Secretary. The Board of Directors will elect these officers, which will meet the requirements, will have the powers and duties and will serve during the terms established herein.

8-5	THE CHAIRMAN

The Chairman of the Board of Directors will preside over the shareholders’ assemblies, the meeting of the Board of Directors and will assume all of the duties and faculties conferred by the Board of Directors. Among his/her functions are the following:

A.	Represent the Corporation in the name of the Board of Directors in those official acts which he/she will have to attend and will maintain the relationships with the shareholders of the Corporation and the governmental authorities as part of his/her duties.

B.	Preside over the Executive Committee of the Board of Directors.

C.	Name the Chairman of the Committees of the Board of Directors, except the Chairman of the Finance Committee, presided by the Treasurer of the Board of Directors because of the nature of his duties.

D.	Name the members to the Committees of the Board of Directors.

E.	Will be a member of all the committees of the Board of Directors.

F.	Will be a member of the Board of Directors of the subsidiary corporations to this Corporation.

G.	Recommend to the Board of Directors for their consideration, the creation of committees which are not expressly recognized by the By-laws and Regulations, according to the needs of the Corporation.

H.	Inform to the Board of Directors about his/her official affairs in virtue of his/her duties.

I.	Assume all other duties and faculties that from time to time are conferred by the Board of Directors.

J.	The Chairman may convene any extraordinary meetings of the Board of Directors that he/she may deem necessary.

8-6	THE VICE CHAIRMAN

In the absence of the Chairman, or if the Chairman is unable to act as such, the Vice Chairman will assume the duties and faculties of the Chairman.

8-7	THE SECRETARY

The Secretary will take an oath to loyally carry out the duties of his office and will make sure that the minute books of the Corporation are duly maintained and will note or cause to be noted the actions of the Board of Directors and the Shareholders Assemblies and the voting therein. He/she will issue the necessary certificates and will be responsible for the corporate seal. He/she will be responsible for making sure that the registry of all of the shareholders and the Articles of Incorporation, the By-Laws and the certified Regulations are safely kept at the principal offices of the Corporation. In addition, he/she will certify the official acts of the Board of Directors.

8-8	THE ASSISTANT SECRETARY

The Assistant Secretary will assume, in the absence or if the Secretary is unable to perform his/her duties, all of the duties and faculties conferred upon the Secretary.

8-9	THE TREASURER

The Treasurer will make sure that the securities and the money of the Corporation is duly received and guarded, and that the disbursements are only made according to duly approved and certified resolutions of the Board of Directors. He/she will make sure that the investment policies of the Corporation observe the security, liquidity and yield criteria, in that order. He/she will preside over the Finance Committee of the Board. In addition, the Treasurer will make sure that the accounting books and registers are located in the principal offices of the Corporation. The Corporation’s accounting will follow general accepted accounting principles.

8-10	THE ASSISTANT TREASURER

The Assistant Treasurer will assume, in the absence or if the Treasurer is unable to perform his/her duties, all of the duties and faculties conferred upon the Treasurer.

8-11	COMMITTEES

The Chairman of the Board of Directors will name a President and the members of the following permanent committees:

A.	Executive Committee

The following members of the Board of Directors will be members of this Committee:

1. Chairman of the Board of Directors

2. Vice Chairman

3. Secretary

4. Treasurer

In addition, the Chairman of the Board of Directors will name three (3) members of the Board of Directors to this Committee. All of its members will have the right to a voice and a vote. The decisions of the Committee will be by a majority of the members present at each meeting. This Committee will meet not less that once every three months and/or by a petition from the Chairman, on the day and time determined by the Chairman.

The duties of the Committee will be:

1.	Review, evaluate and pass judgment over every plan, project or proposal which proposes any changes or affects the policies and rules established for the Corporation and that are in force and effect at a determined time.

2.	Review and approve the budget for the Corporation’s operational expenses, including any proposed changed to the already approved and effective budget.

3.	Review and approve the salaries, compensation plans, including bonuses and other incentives, of the officials and principal employees of the Corporation.

4.	Review and approve, subject to the ratification of the Board of Directors, any significant contract, loan or other financial transaction or other transaction of importance to the Corporation.

5.	Those functions and powers that are not established herein will be exercised by the Board of Directors as a whole, provided, however, that the Board of Directors may, through a resolution duly adopted, delegate said power to the Executive Committee in order to take action over a determined issue in a determined moment of time.

6.	Not withstanding item (5) above, the faculties of destitution or election of officials, amending the Certificate of Incorporation, approving mergers or consolidations, making recommendations to the shareholders regarding the sale, lease or exchange of all or a substantial part of the property or assets of the Corporation, approving resolutions that recommend the liquidation or the revocation of the same, amending the by-laws or authorize the issuance of capital stock, or create additional subsidiaries, cannot be delegated ever to the Executive Committee.

7.	All of the decisions taken by the Executive Committee will be presented to the Board of Directors as a whole in order to be ratified, modified or rejected, in the next Board meeting.

B.	Finance Committee

The Treasurer of the Board of Directors will head this Committee. The Chairman of the Board of Directors will name at least four (4) members of the Board of Directors to this Committee, who will meet no less than once every two months. The decisions taken by this Committee will be by a majority of the members present at each meeting.

The duties of this Committee will be:

1.	Inspect all of the financial activities of the Corporation.

2.	Guide the Board of Directors in all that is related to the finances of the Corporation.

3.	Study all recommended changes to the economic structure of the Corporation.

4.	Evaluate financial procedures of the Corporation.

C.	Audit Committee

The Chairman of the Board of Directors will name the President of this Committee, who will not be the Treasurer or Assistant Treasurer of the Corporation, and at least six (6) additional members of the Board of Directors, and who will meet no less than once every three months, and as many times as necessary. The decisions of this Committee will be by a majority of the members present at each meeting.

The duties of this Committee will be:

1.	Review and make sure that the Corporation and its subsidiaries have an adequate internal control structure to safeguard the assets, generate reliable financial information and assure compliance with applicable laws and regulations.

2.	Review the activities performed by the Internal Audit Office of the Corporation.

3.	Select, for the final determination of the Board of Directors, the external audit firm of the Corporation.

4.	Review the results of the audits performed by the regulatory agencies.

5.	Review the consolidated financial reports of the Corporation to be issued or filed with regulatory agencies.

6.	Review and judge the annual report prepared by the external auditors.

D.	Resolutions and Regulations Committee

The Chairman of the Board of Directors will name the President of this Committee and at least four (4) additional members of the Board of Directors, who will meet at least once a year, and as many times as necessary. The decisions of this Committee will be by a majority of the members present at each meeting.

The duties of this Committee will be:

1.	Review the Articles and By-laws of the Corporation and propose and prepare those resolutions to amend the Articles and By-laws or any other resolution related with other institutional issue.

2.	Evaluate and judge all resolutions that are presented by the shareholders at the shareholders assemblies.

3.	Follow the status of all resolutions approved by the shareholders at the Shareholders Assemblies.

E.	Nominations Committee

The Chairman of the Board of Directors will name the President of this Committee and at least four (4) additional members of the Board of Directors, who will meet at least once a year, and as many times as necessary. The decisions of this Committee will be by a majority of the members present at each meeting.

The duties of this Committee will be:

1.	Recommend to the Board of Directors any ideal candidate that can fill any vacancy in the Board of Directors.

2.	Establish and periodically review the qualities that any candidate to be named to the Board of Directors should have.

3.	Recommend to the Board of Directors ideal candidates to occupy the positions of President of the Corporation and the Director of the Internal Audit Office, when said positions are vacant.

F.	General for all Committees

1.	All committees will keep records of their meetings. A copy of these will be sent to all of the members of the Board of Directors through the Secretary of the Board of Directors.

2.	The President of each committee can call extraordinary meetings, according to the particular circumstance. The President of each Committee will notify in writing with no less than five (5) days before the ordinary meetings.

3.	The Chairman of the Board of Directors may, from time to time, request the advice of any of the committees of the Board, as needed.

4.	The President of the Corporation will be a member of every Committee, except the Audit Committee.

G.	The Board of Directors or its Chairman may create any other Committee which they deem necessary for the proper operation of the Corporation’s business.

8-12	DISBURSEMENTS

The Corporation will not make any disbursement of $25 or more without evidencing such disbursement with a voucher correctly describing the reason for the payment and backed by an endorsed check or receipt signed by the person receiving the payment, or in the name of the same person if the payment is for services or as a refund. The voucher must describe the services performed and detail the expenses by classification.

8-13	INTERESTS OF THE DIRECTORS

None of the members of the Board of Directors will accept, nor will benefit from any fee, broker’s fee or commission, donation or other emolument in relation to any investment, loan, deposit, purchase, sale, exchange, service or other similar transaction of the Corporation; nor will it have any financial interest in said transactions in any capacity, except in representation and for the benefit of the Corporation and under the previous authority of the Board of Directors.

However, travel and representation expenses or expenses incurred as a result of the attendance to the Board of Directors or Committee meetings may be paid to the Directors; as well as for those professional services performed as a medical doctor or dentist to the insurers of Triple-S, Inc., or any other health subsidiary in its capacity as a participating provider of the health insurance plan or plans.

No ex-director may be part of the Administration of the Corporation or its Subsidiaries nor perform any type of professional services in its capacity as a private citizen or as part of any business, until after three (3) years after the end of his/her term as a member of the Board of Directors.

8-14	CAUSES FOR REMOVAL OF DIRECTORS AND EXECUTIVE OFFICERS NAMED TO THE BOARD OF DIRECTORS

The following will be considered just cause for the removal of officers:

1.	Act with gross negligence in the performance of his/her duties.

2.	Receive or give a bribe.

3.	Convicted of a felony or grave misdemeanor, which involves depravation by a competent court.

4.	Act immorally or improperly.

5.	Have personal interests incompatible with the interests of the Corporation.

6.	Embezzle or fraudulently or negligently use or dispose of funds of the Corporation.

7.	Improperly use his/her position for personal benefit.

8.	To be absent without any justification for three (3) consecutive ordinary meetings of the Board properly notified or to be absent from six (6) ordinary meetings during the period of one year with or without justification.

9.	Provide confidential or sensitive information of the Corporation without the proper authorization or when it damages the interests of the business.

10.	Lose the Board’s confidence when a minimum of three fourths of the total number of directors which comprise the Board concur in voting for the removal of a director.

11.	Violate in a consistent manner the Articles of Incorporation or the By-Laws and Regulations of the Corporation, as well as the General Corporations Law of Puerto Rico and/or the agreements approved in the Shareholders Meeting or by the Board of Directors.

CHAPTER 9 - AMENDMENTS

9-1	AMENDMENTS

Amendments may be made to the By-Laws when the following requirements are complied with and when the proposed amendments have been previously submitted to the Board of Directors and have been included in the proxy statement for the Meeting.

A.	Through a resolution approved by the majority of those shares of the Corporation issued and outstanding with the right to vote which are present at a meeting validly constituted, provided, however, that:

1.	Article 3-1 that establishes the authorized capital may be amended by the affirmative vote of a majority of the Corporation’s voting shares issued and outstanding, except for the provisions in the Articles of Incorporation regarding those proposals that affect the rights and privileges of the shareholders holding Class A and Class C Shares and,

2.	The Articles 4-1 (item “A” that provides that no person shall have five percent (5%) or more of the Corporation’s voting shares issued and outstanding), 6-2 (which expressly prohibits accumulative voting), and 7-1 (item “B” that establishes that the Board of Directors will be divided into three groups) which shall only be amended by the affirmative vote of three fourths (3/4) of the Corporation’s voting shares issued and outstanding which are present at a meeting validly constituted.

B.	The approved amendments will be certified by the Chairman and the Secretary, in triplicate, with the seal of the Corporation.

C.	The amendments to the By-laws approved by the voting shareholders at a meeting or by referendum will be distributed to the shareholders.

CHAPTER 10 – ADMINISTRATION

10-1	NAMING OF THE PRESIDENT OF THE CORPORATION AND HIS/HER FACULTIES

The Board of Directors will name a President to the Corporation who will be in charge of the general administration, superintendence, and management of the business of the Corporation, subject to the orders and regulations of the Board of Directors, who will fix his salary. The President of the Corporation will assume all other duties and responsibilities that are imposed upon him/her at the Shareholders Assemblies or by the Board of Directors.

10-2	ADMINISTRATION

The Board will have the faculty to name any other officers that they deem convenient and necessary.

10-3	BONDS

the President of the Corporation, as well as any officer or employee that collects, receives, manages or is responsible for or guard funds or securities of the Corporation, will have to give a fidelity bond in the amount set forth by the Board of Directors.

10-4	BUDGET FOR EXPENSES

The President of the Corporation will prepare each calendar year the budget for the administrative expenses of the Corporation, which will be submitted to the Board of Directors on or before November 15 for their consideration. The Board of Directors will approve the budget on or before December 31, and it will become effective the 1st of January of the next calendar year. In the event that the budget is not approved by the stated date, the corporate operations will continue based on the budget for the previous year until the Board approves a new budget for the administrative expenses of the Corporation. The budget will be available for inspection by the Shareholders at the principal offices of the Corporation, after January 15 of the corresponding year.

FORM OF PROXY OF THE BOARD OF DIRECTORS FOR THE SPECIAL SHAREHOLDERS MEETING OF
TRIPLE-S MANAGEMENT CORPORATION TO BE HELD ON
SUNDAY, OCTOBER 13, 2002

The Board of Directors of Triple-S Management Corporation solicits this Proxy

The undersigned, Shareholder of Triple-S Management Corporation (“Triple-S Management”), hereby appoints Dr. Fernando J. Ysern-Borrás, Dr. Wilmer Rodríguez-Silva, Dr. Jesús R. Sánchez-Colón, Dr. Fernando L. Longo, Dr. Wilfredo López-Hernández, Dr. Valeriano Alicea-Cruz, Dr. Porfirio E. Díaz-Torres, Dr. Manuel Marcial-Seoane, Dr. Arturo Córdova-López, Mr. Mario S. Belaval, Mr. Héctor Ledesma, Mr. José A. Alvarez-Gallardo, Mr. Ramón Ruiz-Comas, CPA, Mrs. Sonia Gómez de Torres, CPA, Mr. Vicente J. León, CPA, Mrs. Adamina Soto-Martínez, CPA, Mr. Juan J. León-Soto, Esq., Mr. José Davison-Lampón, Esq. and Mr. Manuel Suárez-Méndez, PE, or any one of them, each with full power of substitution, to be proxies, to represent the undersigned and to vote and act with respect to all shares that the Shareholder would be entitled to vote, at the Special Shareholders Meeting of Triple-S Management to be held at 9:00 a.m. on Sunday, October 13, 2002 at the Condado Plaza Hotel, San Juan, Puerto Rico, or at any adjournment, recess or deferment thereof, on all matters which come before the Assembly, and on any other business before the meeting, with all powers the undersigned would possess if personally present.

The matters to be considered at the Special Meeting are described in this Proxy and are discussed in detail in the Proxy Statement attached hereto. The Proxy Statement is incorporated herein by reference. This Proxy replaces any other proxy granted previously by the undersigned. The undersigned instructs the abovementioned attorneys and proxies, any one of them or their substitutes, to vote in the manner indicated herein with regards to the following matters to be considered before the Special Meeting:

********VOTE********
	YES	NO	ABSTAIN
RESOLUTION NUMBER 1	[ ]	[ ]	[ ]

Resolution presented by the Board of Directors for the approval of the amendments to the Articles of Incorporation of Triple-S Management required in order to implement the Proposal approved by the Shareholders at the Annual Shareholders Meeting held on April 29, 2001, to increase the shareholder base and enable the spouse and the heirs of a Shareholder to be shareholders of Triple-S Management. THE APPROVAL OF THIS RESOLUTION NUMBER 1 IS SUBJECT TO THE APPROVAL OF RESOLUTION NUMBER 2.

	YES	NO	ABSTAIN
RESOLUTION NUMBER 2	[ ]	[ ]	[ ]

Resolution presented by the Board of Director for the approval of the amendments to the By-laws of Triple-S Management required in order to implement the Proposal approved by the Shareholders at the Annual Shareholders Meeting held on April 29, 2001, to increase the shareholder base and enable the spouse and the heirs of a Shareholder to be shareholders of Triple-S Management. THE APPROVAL OF THIS RESOLUTION NUMBER 1 IS SUBJECT TO THE APPROVAL OF RESOLUTION NUMBER 1.

PLEASE INDICATE YOUR VOTE. If the undersigned does not indicate any choice of vote with regards to Resolutions 1 and 2, the Board of Directors will vote FOR Resolutions 1 and 2, and in respect to any other business before the Special Meeting, according to their best judgment. The Board of Directors is not aware of any other matters than those indicated in this Proxy.

This Proxy is executed on the date indicated below and is valid for the Special Shareholders Meeting of Triple-S Management, to be held on Sunday, October 13, 2002, or at any adjournment, recess or deferment thereof.

In witness whereof, I sign this Proxy on this_______day of__________________________.

Signature of Shareholder	Amount of Shares

Name of Shareholder	Number of Participant in Triple-S, Inc.

PLEASE SIGN, DATE AND SEND THIS PROXY BY MAIL OR FAX AT (787) 749-4191